UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014 (July 31, 2014)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (239) 403-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On July 31, 2014, ACI Worldwide, Inc. (“the Company”) issued a press release announcing its financial results for the period ended June 30, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02- Results of Operations and Financial Condition” and “Item 7.01 – Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this report and the furnishing of this information pursuant to Items 2.02 and 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 7.01.	Regulation FD Disclosure

See “Item 2.02 – Results of Operation and Financial Condition” above.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated July 31, 2014

99.2	Investor presentation materials dated July 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

/s/ Scott W. Behrens
Scott W. Behrens, Senior Executive Vice President, Chief Financial Officer, and Chief Accounting Officer

Date: July 31, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 31, 2014

99.2	Investor presentation materials dated July 31, 2014

4